Exhibit 99.1

GIGCAPITAL, INC.

GIGCAPITAL, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of GigCapital, Inc.

We have audited the accompanying balance sheet of GigCapital, Inc. (the “Company”) as of December 12, 2017. The balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on the balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of GigCapital, Inc., as of December 12, 2017 in conformity with accounting principles generally accepted in the United States of America.

/s/ BPM LLP

San Jose, California

December 18, 2017

GIGCAPITAL, INC.

BALANCE SHEET

AS OF DECEMBER 12, 2017

ASSETS
Current assets:
Cash	$2,348,323
Restricted cash	71,640

Total current assets	2,419,963
Cash held in Trust Account	125,000,000

TOTAL ASSETS	$127,419,963

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$359,286
Accrued liabilities	77,000
Other current liabilities	71,640
Promissory note to related party	50,536

Total current liabilities	558,462

Commitments and contingencies (Note 5)
Common stock subject to possible redemption, 12,483,740 shares at a redemption value of $10.00 per share	121,861,495

Stockholders’ equity:
Preferred stock, par value of $0.0001 per share; 1,000,000 shares authorized; none issued or outstanding	—
Common stock, par value of $0.0001 per share; 100,000,000 shares authorized; 4,099,510 shares issued and outstanding	410
Additional paid-in capital	5,082,190
Accumulated deficit	(82,594)

Total stockholders’ equity	5,000,006

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$127,419,963

The accompanying notes are an integral part of this balance sheet.

GIGCAPITAL, INC.

NOTES TO BALANCE SHEET

Note 1—Organization and Plan of Business Operations

Organization and General

GigCapital, Inc. (the “Company”) was incorporated in Delaware on October 9, 2017. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act,”) as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”).

As of December 12, 2017, the Company had not yet commenced any operations. All activity for the period from October 9, 2017 (date of inception) through December 12, 2017 relates to the Company’s formation and the initial public offering (the “Offering”) (Note 3). The Company will not generate any operating revenues until after completion of the Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash from the proceeds derived from the Offering. The Company has selected September 30 as its fiscal year end.

On December 7, 2017, the initial registration statement on Form S-1, as amended, in connection with the Offering was declared effective. On December 8, 2017, a subsequent registration statement on Form S-1 filed by the Company pursuant to Section 462(b) of the Securities Act, and also in connection with the Offering, was declared effective. The Company entered into an underwriting agreement on December 7, 2017 to conduct the Offering, which was consummated on December 12, 2017 with the delivery of 12,500,000 units (the “Units”), generating gross proceeds of $125,000,000, which is described in Note 3.

Simultaneously with the closing of the Offering, the Company consummated the sale of 489,500 units (the “Private Placement Units”) at a price of $10.00 per Unit in a private placement, generating gross proceeds of $4,895,000, which is described in Note 4.

Following the closing of the Offering, net proceeds in the amount of $122,500,000 from the sale of the Units in the Offering and proceeds in the amount of $2,500,000 from the sale of Private Placement Units, for a total of $125,000,000, were placed in a trust account (“Trust Account”) (discussed below).

Transaction costs amounted to $2,975,905, consisting of $2,500,000 of underwriting fees and $475,905 of the Offering costs. The Company’s remaining cash after payment of the Offering cost will be held outside of the Trust Account for working capital purposes.

Sponsor and Founders

The Company’s sponsor, GigAcquisitions, LLC, a Delaware limited liability company (the “Sponsor”), combined with other investor and affiliate parties make up the founders of the Company (the “Founders”).

The Trust Account

The funds in the Trust Account will be invested only in U.S. government treasury bills with a maturity of one hundred and eighty (180) days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940 which invest only in direct U.S. government obligations. Funds will remain in the Trust Account until the earlier of (i) the consummation of the Business Combination or (ii) the distribution of the Trust Account as described below. The remaining proceeds from the Offering outside the Trust Account may be used to pay for business, legal and accounting due diligence expenses on acquisition targets and continuing general and administrative expenses.

The Company’s amended and restated certificate of incorporation provides that, other than the withdrawal of interest to pay taxes, if any, none of the funds held in the Trust Account will be released until the earlier of: (i) the completion of the Business Combination; (ii) the redemption of 100% of the shares of common stock included in the Units being sold in the Offering if the Company is unable to complete a Business Combination within 15 months (or 18 months as described below) from the closing of the Offering (subject to the requirements of law); or (iii) the redemption of the public shares in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance or timing of the Company’s obligation to redeem 100% of its public shares if it does not complete its initial Business Combination within 15 months (or 18 months as described below) from the closing of the Offering.

Business Combination

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a Business Combination with (or acquisition of) a Target Business. As used herein, “Target Business” must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (less taxes payable on interest earned) at the time the Company signs a definitive agreement in connection with the Business Combination. There is no assurance that the Company will be able to successfully effect a Business Combination.

The Company, after signing a definitive agreement for a Business Combination, will either (i) seek stockholder approval of the Business Combination at a meeting called for such purpose in connection with which stockholders may seek to redeem their shares, regardless of whether they vote for or against the Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest but less taxes payable, or (ii) provide stockholders with the opportunity to have their shares redeemed by the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to commencement of the tender offer, including interest but less taxes payable. The decision as to whether the Company will seek stockholder approval of the Business Combination or will allow stockholders to redeem their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval unless a vote is required by New York Stock Exchange rules. If the Company seeks stockholder approval, it will complete its Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Business Combination. However, in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001 upon consummation of a Business Combination. In such case, the Company would not proceed with the redemption of its public shares and the related Business Combination, and instead may search for an alternate Business Combination.

If the Company holds a stockholder vote or there is a tender offer for shares in connection with a Business Combination, a public stockholder will have the right to redeem its shares for an amount in cash equal to its pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest but less taxes payable. As a result, such shares of common stock will be recorded at redemption amount and classified as temporary equity upon the completion of the Offering. The amount in the Trust Account of $125,000,000 represents 12,500,000 public shares at $10.00 per public share.

The Company will have 15 months from December 12, 2017, the closing date of the Offering, to complete its initial Business Combination, or up to 18 months if the Company extends the period of time to consummate a Business Combination by depositing into the Trust Account funds equal to one percent (1%) of the gross proceeds of the Offering (including such proceeds from the exercise of the underwriters’ over-allotment option, if exercised) in exchange for a noninterest bearing, unsecured promissory note. If the Company does not complete a Business Combination within this period of time, it shall (i) cease all operations except for the purposes of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares of common stock for a per share pro rata portion of the Trust Account, including interest, but less taxes payable (less up to $100,000 of such net interest to pay dissolution expenses) and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of the Company’s net assets to its creditors and remaining stockholders, as part of its plan of dissolution and liquidation. The initial stockholders have entered into letter agreements with the Company, pursuant to which they have waived their rights to participate in any redemption with respect to their initial shares; however, if the initial stockholders or any of the Company’s officers, directors or affiliates acquire shares of common stock in or after the Offering, they will be entitled to a pro rata share of the Trust Account upon the Company’s redemption or liquidation in the event the Company does not complete a Business Combination within the required time period.

In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Unit in the Offering.

Note 2 — Significant Accounting Policies

Basis of presentation

The accompanying balance sheet of the Company has been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission.

Emerging Growth Company

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when an accounting standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised accounting standard at the time private companies adopt the new or revised standard.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risks consist of cash accounts in a financial institution which, at times, may exceed the federally insured limits. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Cash

The Company considers all short-term investments with a maturity of three months or less when purchased to be cash equivalents. The Company maintains cash balances that at times may be uninsured or in deposit accounts that exceed Federal Deposit Insurance Corporation limits. The Company maintains its cash deposits with major financial institutions.

Cash held in Trust Account

As of December 12, 2017, the assets held in the Trust Account were held in cash.

Restricted Cash

Certain of the Founders prepaid for Private Placement Units to be sold if the over-allotment option is exercised. Because these amounts will be refunded if the over-allotment option is not exercised, cash received in the amount of $71,640 has been classified as restricted cash and other current liabilities on the balance sheet.

Common stock subject to possible redemption

Common stock subject to mandatory redemption (if any) is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, as of December 12, 2017, common stock subject to possible redemption is presented as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities approximates the carrying amounts represented in the balance sheet primarily due to their short-term nature.

Use of estimates

The preparation of the balance sheet in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Offering costs

Offering costs in the amount of $2,975,905 consist of legal, accounting, underwriting fees and other costs incurred through the balance sheet date that are directly related to the Offering.

Income taxes

The Company follows the asset and liability method of accounting for income taxes. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the balance sheet carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of December 12, 2017. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties as of December 12, 2017. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

Recent accounting pronouncements

The Company does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the accompanying balance sheet.

Note 3 —Offering

On December 12, 2017, the Company completed the Offering whereby the Company sold 12,500,000 Units at a price of $10.00 per Unit. Each Unit consists of one share of the Company’s common stock, $0.0001 par value, three-fourths (3/4) of one warrant to purchase one share of common stock (the “Warrants”), and one right to receive one-tenth (1/10) of one share of common stock upon consummation of the Business Combination. Warrants will only be exercisable for whole shares at $11.50 per share. As a result, at least four Units must be purchased in order for each holder to receive shares of common stock for all of the Warrants acquired upon their exercise. Under the terms of the Warrant agreement dated December 12, 2017, the Company has agreed to use its best efforts to file a new registration statement under the Securities Act, following the completion of the Business Combination, for the registration of the shares of common stock issuable upon exercise of the Warrants.

No fractional shares will be issued upon exercise of the Warrants. If, upon exercise of the Warrants, a holder would be entitled to receive a fractional interest in a share, the Company will, upon exercise, round down to the nearest whole number the number of shares of common stock to be issued to the Warrant holder. Each Warrant will become exercisable on the later of 30 days after the completion of the Business Combination or 12 months from the closing of the Offering and will expire five years after the completion of the Business Combination or earlier upon redemption or liquidation. However, if the Company does not complete the Business Combination on or prior to the 15-month period (or 18-month period as described above) allotted to complete the Business Combination, the Warrants will expire at the end of such period. If the Company is unable to deliver registered shares of common stock to the holder upon exercise of the Warrants during the exercise period, there will be no net cash settlement of these Warrants and the Warrants will expire worthless, unless they may be exercised on a cashless basis in the circumstances described in the Warrant agreement. Once the Warrants become exercisable, the Company may redeem the outstanding Warrants in whole and not in part at a price of $0.01 per Warrant upon a minimum of 30 days’ prior written notice of redemption, only in the event that the last sale price of the Company’s shares of common stock equals or exceeds $18.00 per share for any 20 trading days within the 30-trading day period ending on the third trading day before the Company sends the notice of redemption to the Warrant holders.

Note 4 — Related Party Transactions

Founder Shares

During the period from October 9, 2017 (date of inception) to December 12, 2017, the Founders purchased 4,267,500 shares of common stock (the “Founder Shares”) for $25,000, or approximately $0.005858 per share. In November and December 2017, the Company canceled 738,750 Founders Shares for no consideration. As a result, there are 3,528,750 Founder Shares outstanding as of December 12, 2017 of which 468,750 Founder Shares are subject to forfeiture to the extent that the over-allotment option is not exercised in full by the underwriters so that the initial stockholders will own 20% of the Company’s issued and outstanding shares after the Offering. The Founder Shares are identical to the common stock included in the Units sold in the Offering except that the Founder Shares are subject to certain transfer restrictions, as described in more detail below.

The Company’s Founders have agreed not to transfer, assign or sell any of their Founder Shares until the earlier of (i) one year after the completion of the Business Combination, or earlier if, subsequent to the Business Combination, the last sale price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination or (ii) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction after the Business Combination that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Private Placement

The Founders purchased from the Company an aggregate of 489,500 Private Placement Units at a price of $10.00 per unit in a private placement that occurred simultaneously with the completion of the Offering. Each Private Placement Unit consists of one share of the Company’s common stock, $0.0001 par value, three-fourths (3/4) of one Warrant, and one right to receive one-tenth (1/10) of a share of common stock upon the consummation of the

Business Combination. Warrants will only be exercisable for whole shares at $11.50 per share. As a result, at least four Units must be purchased in order for each holder to receive shares of Common Stock for all of the Warrants acquired upon their exercise to purchase one share. Under the terms of the Warrant agreement dated December 12, 2017, the Company has agreed to use its best efforts to file a new registration statement under the Securities Act, following the completion of the Company’s initial Business Combination.

No fractional shares will be issued upon exercise of the Warrants. If, upon exercise of the Warrants, a holder would be entitled to receive a fractional interest in a share, the Company will, upon exercise, round down to the nearest whole number the number of shares of common stock to be issued to the Warrant holder. Each Warrant will become exercisable on the later of 30 days after the completion of the Company’s initial Business Combination or 12 months from the closing of the Offering and will expire five years after the completion of the Company’s initial Business Combination or earlier upon redemption or liquidation except that any such Warrants held by certain of the Founders will expire five years after the completion of the Offering. However, if the Company does not complete its initial Business Combination on or prior to the 15-month period (or 18-month period as described above) allotted to complete the initial Business Combination, the Warrants will expire at the end of such period. If the Company is unable to deliver registered shares of common stock to the holder upon exercise of the Warrants during the exercise period, there will be no net cash settlement of these Warrants and the Warrants will expire worthless, unless they may be exercised on a cashless basis in the circumstances described in the Warrant agreement. Unlike the Warrants included in the Offering, if held by the original holder or its permitted transferees, the Warrants included in the Private Placement Units are not redeemable by the Company and subject to certain limited exceptions, will be subject to transfer restrictions until one year following the consummation of the Business Combination. If the Warrants included in the Private Placement Units are held by holders other than the initial holders or their permitted transferees, the Warrants included in the Private Placement Units will be redeemable by the Company and exercisable by holders on the same basis as the Warrants included in the Offering (see above).

If the Company does not complete the Business Combination, then the proceeds from the sale of the Private Placement Units will be part of the liquidating distribution to the public stockholders.

Administrative Services Agreement and Other Agreements

The Company has agreed to pay $20,000 a month for office space, administrative services and secretarial support to the Sponsor. Services commenced on December 8, 2017, the date the securities were first listed on the New York Stock Exchange and will terminate upon the earlier of the consummation by the Company of the Business Combination or the liquidation of the Company.

Related Party Loans

The Company entered into a promissory note agreement with the Sponsor, whereby the Sponsor agreed to loan the Company up to an aggregate amount not to exceed $55,000 (“Promissory Notes”) to be used for the payment of expenses related to the Offering. The Promissory Notes are non-interest bearing, unsecured and are due on the earlier of (i) December 31, 2017 or (ii) December 12, 2017, the date on which the Company consummates an initial public offering of its securities. The principle balance may be prepaid at any time. As of December 12, 2017, a balance of $50,536 related to the Promissory Notes remained outstanding.

Note 5 — Commitments and Contingencies

Registration Rights

The Company’s initial stockholders and holders of the Private Placement Units are entitled to registration rights pursuant to a registration rights agreement signed on December 7, 2017. The Company’s Founders and holders of the Private Placement Units are entitled to make up to three demands, excluding short form registration demands, that the Company register such securities for sale under the Securities Act. In addition, these holders have “piggy-back” registration rights to include their securities in other registration statements filed by the Company. The Company will bear the expenses incurred in connection with the filing of any such registration statements. There will be no penalties associated with delays in registering the securities under the registration rights agreement.

Underwriters Agreement

The Company granted the underwriters a 45-day option to purchase up to 1,875,000 additional Units to cover any over-allotments, at the Offering price less the underwriting discounts and commissions.

The underwriting discount is $0.20 per Unit offering price (or approximately $0.0467 per Unit for each Unit sold pursuant to the underwriters’ over-allotment option).

Business Combination Marketing Agreement

The Company engaged Cowen and Company, LLC and Chardan Capital Markets, LLC (collectively, the “Advisors”) as advisors in connection with the Business Combination pursuant to a business combination marketing agreement. Pursuant to that agreement, the Company will pay the Advisors a cash fee for such services upon the consummation of the Business Combination in an amount equal to, in the aggregate, (i) 3.5% of the gross proceeds of the Offering, excluding any proceeds from the full or partial exercise of the over-allotment option, plus (ii) 5.033333% of the gross proceeds of the Offering, if any, from the full or partial exercise of the over-allotment option (in each case, exclusive of any applicable finders’ fees which might become payable).

Note 6 — Shareholders’ Equity

Common Stock

The authorized common stock of the Company includes up to 100,000,000 shares. Holders of the Company’s common stock are entitled to one vote for each share of common stock. As of December 12, 2017, there were 4,099,510 shares of common stock issued and outstanding and not subject to possible redemption (of which there are 12,483,740 such shares), 468,750 of which are subject to forfeiture as described in Note 4.

Included in the outstanding shares of common stock are 65,000 shares issued in consideration of future services to the Company’s independent directors and chief financial officer. These shares are subject to forfeiture if these individuals resign or are terminated for cause prior to the completion of the Business Combination.

Preferred Shares

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. As of December 12, 2017, there were no shares of preferred stock issued and outstanding.